Exhibit 10.2
Execution Version

CONTRIBUTION AGREEMENT

between

EXETER SELECT HOLDING TRUST 2025-2
Transferee

and

EXETER SELECT AUTOMOBILE RECEIVABLES TRUST 2025-2
Transferor

Dated as of July 6, 2025

TABLE OF CONTENTS

SCHEDULES

Schedule A —	Representations and Warranties from the Transferor as to Perfection of Receivables

i

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT, dated as of July 6, 2025, is executed between Exeter Select Holding Trust 2025-2, a Delaware statutory trust, as Transferee (“Transferee”) and Exeter Select Automobile Receivables Trust 2025-2, a Delaware statutory trust, as Transferor (“Transferor”).

W I T N E S S E T H :

WHEREAS, Transferee and Transferor desire to provide for the transfer and assignment by the Transferor to the Transferee, without recourse, of all of the Transferor’s right, title and interest in the Conveyed Assets (as defined below) in exchange for the issuance of the Holding Trust Certificate by the Transferee in the name of the Transferor.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, Transferee and Transferor, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1  General. The specific terms defined in this Article include the plural as well as the singular. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Sale and Servicing Agreement, dated as of July 6, 2025 (the “Sale and Servicing Agreement”), by and among EFCAR, LLC, as Seller, Exeter Finance LLC, in its individual capacity and as Servicer, Exeter Select Holding Trust 2025-2, as Holding Trust, Exeter Select Automobile Receivables Trust 2025-2, as Issuer, and Citibank, N.A., as Backup Servicer and as Indenture Trustee.

SECTION 1.2  Specific Terms.  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Agreement” means this Contribution Agreement and all amendments hereof and supplements hereto.

“Closing Date” means July 30, 2025.

“Contract” means a motor vehicle retail installment sale contract or auto loan agreement.

“Contribution Agreement Collateral” has the meaning specified in Section 5.9.

“Conveyed Assets” means all property conveyed by the Transferor to the Transferee pursuant to Section 2.1(a)(1) through (11).

“Corporate Trust Office” shall mean, with respect to the Owner Trustee, the principal corporate trust office of Wilmington Trust Company located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or at such other address as Wilmington Trust Company may designate by notice to the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which such successor will notify the Depositor).

“Holding Trust” means Exeter Select Holding Trust 2025-2.

“Indenture Trustee” means Citibank, N.A., as indenture trustee and any successor indenture trustee appointed and acting pursuant to the Indenture.

“Issuer” means Exeter Select Automobile Receivables Trust 2025-2.

“Owner Trustee” means Wilmington Trust Company, as Owner Trustee appointed and acting pursuant to the Trust Agreement and Holding Trust Agreement.

“Receivables” has the meaning assigned to such term in the Sale and Servicing Agreement.

“Related Documents” means the Notes, the Certificates, the Custodian Agreement, the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Holding Trust Agreement, the Asset Representations Review Agreement, the Lockbox Account Agreement, the Lockbox Intercreditor Agreement, the Purchase Agreement and the Underwriting Agreement. The Related Documents to be executed by any party are referred to herein as “such party’s Related Documents,” “its Related Documents” or by a similar expression.

“Sale and Servicing Agreement” has the meaning specified in Section 1.1.

“Schedule of Representations” means the Schedule of Representations and Warranties attached hereto as Schedule A.

SECTION 1.3  Usage of Terms.  With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to “writing” include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Sale and Servicing Agreement; references to Persons include their permitted successors and assigns; and the terms “include” or “including” mean “include without limitation” or “including without limitation.”

SECTION 1.4  [Reserved].

SECTION 1.5  No Recourse.  Without limiting the obligations of Transferor hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer, director or manager, as such, of Transferor, or of any predecessor or successor of Transferor.

SECTION 1.6  Action by or Consent of Noteholders and Certificateholders.  Whenever any provision of this Agreement refers to action to be taken, or consented to, by the Noteholders or the Certificateholders, such provision shall be deemed to refer to the Noteholder or the Certificateholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Note registered in the name of the Transferee or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Indenture Trustee is entitled to rely upon any such action or consent, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded.

ARTICLE II

TRANSFER OF THE CONVEYED ASSETS

SECTION 2.1  Transfer of the Conveyed Assets.

(a)            Subject to the terms and conditions of this Agreement, Transferor hereby sells, transfers, assigns, and otherwise conveys to Transferee without recourse (but without limitation of its obligations in this Agreement), and Transferee hereby purchases, all right, title and interest of Transferor in and to the following described property (collectively, the “Conveyed Assets”):

(1)  the Receivables and all moneys received thereon after the Cutoff Date;

(2)  the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Transferor in such Financed Vehicles;

(3)  any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(4)  any proceeds from any Receivable repurchased by a Dealer or Direct Lender pursuant to a Dealer Agreement or Direct Lender Agreement, as applicable, as a result of a breach of representation or warranty in such Dealer Agreement or Direct Lender Agreement;

(5)  all rights under any Service Contracts on the related Financed Vehicles;

(6)  the related Receivable Files;

(7)  all of the Transferor’s rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the delivery requirements,

representations and warranties and the cure and repurchase obligations of Exeter under the Purchase Agreement;

(8)  all of the Transferor’s rights and benefits, but none of its obligations or burdens, under the Sale and Servicing Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of Exeter and the Seller under the Sale and Servicing Agreement;

(9)  all of the Transferor’s (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments and (v) General Intangibles (as such terms are defined in the UCC) relating to the property described in (1) through (9); and

(10)  all proceeds and investments with respect to items (1) through (9).

It is the intention of Transferor and Transferee that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Conveyed Assets from Transferor to Transferee.

(b)            Simultaneously with the conveyance of the Conveyed Assets to the Transferee, the Transferee will issue the Holding Trust Certificate to the Transferor on the Closing Date, representing 100% of the beneficial ownership interest in the Transferee.  Each of the parties hereto intends and hereby agrees that all transfers hereunder shall be absolute and irrevocable and shall provide the Transferee with the full benefits of ownership of the Conveyed Assets.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1  Representations and Warranties of Transferor.  Transferor makes the following representations and warranties as of the date hereof and as of the Closing Date on which Transferee relies in purchasing the Conveyed Assets. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Conveyed Assets hereunder and the pledge thereof by the Transferee to the Indenture Trustee under the Indenture. Transferor and Transferee agree that the Indenture Trustee will thereafter be entitled to enforce this Agreement against Transferor in the Indenture Trustee’s own name on behalf of the Noteholders.

(a)  Schedule of Representations.  The representations and warranties set forth on the Schedule of Representations with respect to the Receivables are true and correct.

(b)            Organization and Good Standing.  Transferor has been duly organized and is validly existing and in good standing as a Delaware statutory trust under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Conveyed Assets to be transferred to Transferee.

(c)            Due Qualification.  Transferor is duly qualified to do business as a foreign statutory trust, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

(d)            Power and Authority.  Transferor has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; Transferor has full power and authority to sell and assign the Conveyed Assets to be sold and assigned to and deposited with Transferee hereunder and has duly authorized such sale and assignment to Transferee by all necessary action; and the execution, delivery and performance of this Agreement and Transferor’s Related Documents have been duly authorized by Transferor by all necessary corporate action.

(e)            No Consent Required.  Transferor is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

(f)            Valid Sale; Binding Obligations.  This Agreement and Transferor’s Related Documents have been duly executed and delivered, shall effect a valid sale, transfer and assignment of the Conveyed Assets to the Transferee, enforceable against Transferor and creditors of and purchasers from Transferor; and this Agreement and Transferor’s Related Documents constitute legal, valid and binding obligations of Transferor enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(g)            No Violation.  The consummation of the transactions contemplated by this Agreement and the Related Documents, and the fulfillment of the terms of this Agreement and the Related Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the certificate of trust or trust agreement of Transferor, or any indenture, agreement, mortgage, deed of trust or other instrument to which Transferor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the Indenture, or violate any law, order, rule or regulation applicable to Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Transferor or any of its properties.

(h)            No Proceedings.  There are no proceedings or investigations pending or, to Transferor’s knowledge, threatened against Transferor, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Transferor or its properties (i) asserting the invalidity of this Agreement or any of the

Related Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Transferor of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Conveyed Assets hereunder or the pledge thereof to the Indenture Trustee under the Indenture.

(i)            Solvency.  The Transferor is not insolvent, nor will the Transferor be made insolvent by the transfer of the Conveyed Assets, nor does the Transferor anticipate any pending insolvency.

(j)            Chief Executive Office and Principal Place of Business.  The chief executive office and principal place of business of Transferor is located at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

In the event of any breach of a representation and warranty made by Transferor hereunder, Transferee covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes, Certificates, pass-through certificates or other similar securities issued by Transferor, or a trust or similar vehicle formed by Transferor (other than the Transferee), have been paid in full. Transferor and Transferee agree that damages will not be an adequate remedy for such breach.

SECTION 3.2  Representations and Warranties of Transferee.  Transferee makes the following representations and warranties as of the date hereof and as of the Closing Date, on which Transferor relies in selling, assigning, transferring and conveying the Conveyed Assets to Transferee hereunder. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Conveyed Assets hereunder and the pledge thereof by the Transferee to the Indenture Trustee under the Indenture.

(a)  Organization and Good Standing.  Transferee has been duly organized and is validly existing and in good standing as a Delaware statutory trust under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Conveyed Assets.

(b)            Due Qualification.  Transferee is duly qualified to do business as a foreign statutory trust, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Transferee’s ability to acquire the Conveyed Assets, or the validity or enforceability of the Conveyed Assets or to perform Transferee’s obligations hereunder and under the Transferee’s Related Documents.

(c)  Power and Authority.  Transferee has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Conveyed Assets hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by Transferee by all necessary corporate action.

(d)  No Consent Required.  Transferee is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

(e)  Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of Transferee, enforceable against Transferee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

(f)  No Violation.  The execution, delivery and performance by Transferee of this Agreement, the consummation of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of trust or trust agreement of Transferee, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which Transferee is a party or by which Transferee is bound or to which any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the Indenture, or violate any law, order, rule or regulation, applicable to Transferee or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Transferee or any of its properties.

(g)  No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Transferee, threatened against Transferee, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Transferee or its properties: (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Transferee of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Conveyed Assets hereunder or the pledge thereof to the Indenture Trustee under the Indenture.

ARTICLE IV

COVENANTS OF SELLER

SECTION 4.1  Protection of Title of Transferee.

(a)            At or prior to the Closing Date, Transferor shall have filed or caused to be filed a UCC-1 financing statement, naming Transferor as seller or debtor, naming Transferee as purchaser or secured party and describing the Conveyed Assets being sold by it to Transferee as collateral, with the office of the Secretary of State of the State of Delaware and in such other locations as Transferee shall have required. From time to time thereafter, Transferor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Transferee under this Agreement and of the Indenture Trustee under the Indenture in the Conveyed Assets and in the proceeds thereof. Transferor shall deliver (or cause to be delivered) to Transferee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that Transferor fails to perform its obligations under this subsection, Transferee or the Indenture Trustee may do so, at the expense of the Transferor. In furtherance of the foregoing, the Transferor hereby authorizes the Transferee or the Indenture Trustee to file a record or records (as defined in the applicable UCC), including, without limitation, financing statements, in all jurisdictions and with all filing offices as the Transferee may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Transferee pursuant to Section 5.9 of this Agreement. Such financing statements may describe the collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as such party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Transferee herein. The Indenture Trustee shall not be obligated to file any such records (including, without limitation, financing statements) except upon written instruction from the Transferor or the Transferee.

(b)            Transferor shall not change its name, identity, state of formation or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by Transferor (or by Transferee or the Indenture Trustee on behalf of Transferor) in accordance with paragraph (a) above seriously misleading within the meaning of §9-506 of the applicable UCC, unless they shall have given Transferee and the Indenture Trustee at least 60 days’ prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

(c)            Transferor shall give Transferee and the Indenture Trustee at least 60 days prior written notice of any relocation that would result in a change of the location of the debtor within the meaning of Section 9-307 of the applicable UCC. Transferor shall at all times maintain its principal executive office within the United States of America.

SECTION 4.2  Other Liens or Interests.  Except for the conveyances hereunder and the pledge pursuant to the Indenture, Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Conveyed Assets or any interest therein, and Transferor shall defend the right, title, and interest of Transferee in and to the Conveyed Assets against all claims of third parties claiming through or under Transferor.

SECTION 4.3  Costs and Expenses.  Transferor shall pay all reasonable costs and disbursements in connection with the performance of its obligations hereunder and under its Related Documents.

ARTICLE V

MISCELLANEOUS

SECTION 5.1  Liability of Transferor.  Transferor shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by Transferor and the representations and warranties of Transferor.

SECTION 5.2  Merger or Consolidation of Transferor or Transferee.  Any corporation or other entity (i) into which Transferor or Transferee may be merged or consolidated, (ii) resulting from any merger or consolidation to which Transferor or Transferee is a party or (iii) succeeding to the business of Transferor or Transferee, in the case of Transferor, which entity has a certificate of incorporation or other similar organizational document containing provisions relating to limitations on business and other matters substantively identical to those contained in Transferor’s certificate of trust, provided that in any of the foregoing cases such entity shall execute an agreement of assumption to perform every obligation of Transferor or Transferee, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to Transferor or Transferee, as the case may be, hereunder (without relieving Transferor or Transferee of their responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further action by any of the parties to this Agreement. Transferor or Transferee shall promptly inform the other party, the Indenture Trustee and the Owner Trustee and, as a condition to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 3.1 and 3.2 of this Agreement shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and be continuing, (y) Transferor or Transferee, as applicable, shall have delivered written notice of such consolidation, merger or purchase and assumption to the Rating Agency prior to the consummation of such transaction and shall have delivered to the other party and the Indenture Trustee an Officer’s Certificate of the Transferor or the Transferee, as applicable, and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 5.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) Transferor or Transferee, as applicable, shall have delivered to the other party and the Indenture Trustee an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Indenture Trustee in the Conveyed Assets and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

SECTION 5.3  Limitation on Liability of Transferor and Others.  Transferor and any director, manager, officer, employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Related Documents and that in its opinion may involve it in any expense or liability.

SECTION 5.4  [Reserved].

SECTION 5.5  Amendment.

(a)            This Agreement may be amended by Transferor and Transferee without the consent of the Indenture Trustee, the Owner Trustee, or any of the Certificateholders or the Noteholders (i) to cure any ambiguity or to conform this Agreement to the Prospectus; provided, however, that the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel described in Section 5.5(e) in connection with any such amendment or (ii) to correct or supplement any provisions in this Agreement, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that (A) such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Certificateholder or Noteholder or (B) the Rating Agency Condition shall have been satisfied with respect to such amendment and the Transferee or the Transferor shall have notified the Indenture Trustee in writing that the Rating Agency Condition has been satisfied with respect to such amendment.

(b)            This Agreement may also be amended from time to time by Transferor and Transferee, and with the consent of the Indenture Trustee and the Noteholders evidencing not less than a majority of the outstanding principal amount of the Notes, in accordance with the Sale and Servicing Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of Certificateholders or Noteholders; provided, however, to the extent not otherwise permitted by Section 5.5(a), no such amendment shall increase or reduce in any manner the amount or priority of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate, unless the Holders of all of the outstanding Notes of each class and the Certificateholders, in each case, affected thereby have consented thereto.

(c)            Prior to the execution of any such amendment or consent, Transferor shall have furnished written notification of the substance of such amendment or consent to the Rating Agency.

(d)            It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders or Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates. The consent of a Holder of the Certificate or a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or such Note and of any Certificate or any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note.

(e)            Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement, and that all conditions precedent, if any, provided for in this Agreement have been satisfied.

SECTION 5.6  Notices.  All demands, notices and communications to Transferor or Transferee hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt, in the case of Transferor or Transferee, to the Corporate Trust Office or such other address as shall be designated by Transferor or Transferee in a written notice delivered to the other party.

Copies of all demands, notices and communications provided to the Indenture Trustee, the Noteholders or the Backup Servicer pursuant to this Agreement shall be provided to the Certificateholders.

SECTION 5.7  Merger and Integration.  Except as specifically stated otherwise herein, this Agreement and Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Related Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

SECTION 5.8  Severability of Provisions.  If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 5.9  Intention of the Parties.  The execution and delivery of this Agreement shall constitute an acknowledgment by Transferor and Transferee that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Conveyed Assets, conveying good title thereto free and clear of any Liens, from Transferor to Transferee. In the event that such conveyance is determined to be made as security for a loan made by Transferee to Transferor, the Transferor hereby grants to Transferee a security interest in all of Transferor’s right, title and interest in and to the following property whether now owned or existing or hereafter acquired or arising, and this Agreement shall constitute a security agreement under applicable law (collectively, the “Contribution Agreement Collateral”).

(1)  the Receivables and all moneys received thereon after the Cutoff Date;

(2)  the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Transferor in such Financed Vehicles;

(3)  any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(4)  any proceeds from any Receivable repurchased by a Dealer or Direct Lender pursuant to a Dealer Agreement or Direct Lender Agreement, as applicable, as a result of a breach of representation or warranty in such Dealer Agreement or Direct Lender Agreement;

(5)  all rights under any Service Contracts on the related Financed Vehicles;

(6)  the related Receivable Files;

(7)  all of the Transferor’s rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of Exeter under the Purchase Agreement;

(8)  all of the Transferor’s rights and benefits, but none of its obligations or burdens, under the Sale and Servicing Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of Exeter and the Seller under the Sale and Servicing Agreement;

(9)  all of the Transferor’s (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments and (v) General Intangibles (as such terms are defined in the UCC) relating to the property described in (1) through (9); and

(10)  all proceeds and investments with respect to items (1) through (9).

SECTION 5.10  Governing Law; Jurisdiction.  This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating in any way to this Agreement shall be governed by, the law of the State of New York, without giving effect to its conflict of law provisions (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). The parties hereto agree to the non-exclusive jurisdiction of any federal courts located within the state of New York.

SECTION 5.11  Waiver of Jury Trial.  THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

SECTION 5.12  Counterparts.  For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument. Each of the parties hereto further agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

SECTION 5.13  Subsequent Conveyance of the Conveyed Assets.  Transferor acknowledges that Transferee intends, pursuant to the Indenture, to pledge the Conveyed Assets, together with its rights under this Agreement, to the Indenture Trustee on the Closing Date.  Additionally, Transferee acknowledges that Transferor intends, pursuant to the Indenture, to pledge the Holding Trust Certificate, together with its rights under this Agreement, to the Indenture Trustee on the Closing Date.  Transferor and Transferee acknowledge and consent to each such pledge and waive any further notice thereof, and covenant and agree that the representations and warranties of Transferee contained in this Agreement and the rights of Transferor hereunder are intended to benefit the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders. In furtherance of the foregoing, Transferee covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders and that, notwithstanding anything to the contrary in this Agreement, Transferee shall be directly liable to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders (notwithstanding any failure by the Servicer, the Backup Servicer or the Transferor to perform its respective duties and obligations hereunder or under Related Documents) and that the Indenture Trustee may enforce the duties and obligations of Transferee under this Agreement against Transferee for the benefit of the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders.

SECTION 5.14  Nonpetition Covenant.  Neither Transferee nor Transferor shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the other party under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the other party or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the other party.

SECTION 5.15  Limitation of Liability of Owner Trustee.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Transferee and Transferor, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Transferee and Transferor is made and intended not as personal representations, covenants, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Transferee and Transferor, as applicable, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust Company has made no investigation as to the accuracy or completeness of any representations or warranties made by the Transferee and Transferor in this Agreement and (e) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Transferee or Transferor or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Transferee or Transferor under this Agreement or any other related documents.

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IN WITNESS WHEREOF, the parties have caused this Contribution Agreement to be duly executed by their respective officers as of the day and year first above written.

EXETER SELECT HOLDING TRUST 2025-2, as Transferee

By:	WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as Owner Trustee

	By:	/s/ Jacob Stapleford
Name: Jacob Stapleford
Title: Assistant Vice President

EXETER SELECT AUTOMOBILE RECEIVABLES TRUST
2025-2, as Transferor

By:	WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as Owner Trustee

	By:	/s/ Jacob Stapleford
Name: Jacob Stapleford
Title: Assistant Vice President

SCHEDULE A

REPRESENTATIONS AND WARRANTIES OF

Exeter Select Automobile Receivables Trust 2025-2 (“TRANSFEROR”)

Representations and Warranties Regarding the Receivables:

1.  Security Interest in Financed Vehicle.  This Agreement creates a valid and continuing Security Interest (as defined in the applicable UCC) in the Receivables in favor of the Transferee, which Security Interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Transferor. The Transferor owns and has good and marketable title to the Receivables free and clear of any Lien (other than the Lien in favor of the Transferee and the Indenture Trustee), claim or encumbrance of any Person.

2.  Perfection of Security Interest.  Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the Transferee, for the benefit of the Indenture Trustee, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the Transferee, for the benefit of the Indenture Trustee.

3.  All Filings Made.  The Transferor will cause, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the State of Delaware under applicable law in order to perfect the security interest in the Receivables granted to the Transferee hereunder. All financing statements filed or to be filed against the Transferor in favor of the Transferee in connection herewith describing the Receivables contain a statement to the following effect: “A purchase of or a security interest in any collateral described in this financing statement will violate the rights of the Transferee.”

4.  No Impairment.  Other than the security interest granted to the Transferee pursuant to this Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Transferee hereunder or that has been terminated. The Transferor is not aware of any judgment, ERISA or tax lien filings against it.

5.  Chattel Paper.  The Receivables constitute “tangible chattel paper” or “electronic chattel paper” within the meaning of the UCC as in effect in the States of New York and Delaware.

6.  Good Title.  Immediately prior to the pledge of the Receivables to the Transferee pursuant to this Agreement, the Transferor was the sole owner thereof and had good and marketable title thereto, free of any Lien and, upon execution and delivery of this Agreement, the Transferee shall have good and marketable title to and will be the sole owner of such Receivables, free of any Lien.

SCH-A-1

7.  Possession of Original Copy.  The Custodian, on behalf of the Transferor, has in its possession or “control” (within the meaning of Section 9-105 of the applicable UCC) the original contract (or with respect to “electronic chattel paper”, the authoritative copy) that constitutes or evidences the Receivable.

8.  One Original.  There is only one original executed copy (or with respect to “electronic chattel paper”, one authoritative copy) of each Contract. With respect to Contracts that are “electronic chattel paper”, each authoritative copy (a) is unique, identifiable and unalterable (other than with the participation of the Custodian in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision) and (b) has been communicated to and is maintained by or on behalf of the Custodian, solely for the benefit of the Indenture Trustee.

9.  Not an Authoritative Copy.  With respect to Contracts that are “electronic chattel paper”, each copy of the authoritative copy and any copy of a copy are readily identifiable as copies that are not the authoritative copy.

10.  Revisions.  With respect to Contracts that are “electronic chattel paper”, the related Receivables have been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each such Contract must be made with the participation of the Custodian and (b) all revisions of the authoritative copy of each such Contract must be readily identifiable as an authorized or unauthorized revision.

11.  Pledge or Assignment.  With respect to Contracts that are “electronic chattel paper”, the authoritative copy of each Contract communicated to the Custodian has no marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Custodian.

SCH-A-2